UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              August 4, 2005

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8198 (Commission File Number)	86-1052062 (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of registrant		60070 (Zip Code)

Registrant's telephone number, including area code 847/564-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Item 7.01.     Regulation FD Disclosure.

On August 4, 2005, HSBC Finance Corporation, a Delaware corporation ("HSBC Finance"), and Metris Companies Inc., a Delaware corporation ("Metris"), jointly announced that HSBC Finance, Metris and HSBC Corporation I, a Delaware corporation and a wholly-owned subsidiary of HSBC Finance, entered into a definitive agreement and plan of merger, dated as of August 4, 2005, pursuant to which HSBC Finance will acquire Metris. A copy of the joint press release issued by HSBC Finance and Metris on August 4, 2005, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1 Joint Press Release, dated August 4, 2005, issued by HSBC Finance Corporation and Metris Companies Inc.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION,
By: /s/ P. D. Schwartz Name: Patrick D. Schwartz Title: Vice President, Deputy General Counsel - Corporate & Assistant Secretary
Dated: August 4, 2005
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